UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2025

COTTONWOOD COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1245 Brickyard Road, Suite 250, Salt Lake City, UT 84106

(Address of principal executive offices) (Zip code)

(801) 278-0700

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Agreement

On June 25, 2025, Cottonwood Communities, Inc. (“CCI”), Cottonwood Residential O.P., LP, a subsidiary and the operating partnership of CCI (“CROP”), Cottonwood Communities GP Subsidiary, LLC, a wholly owned subsidiary of CCI (“Merger Sub” and together with CCI and CROP, the “CCI Parties”), RealSource Properties, Inc. (“RS”) and RealSource Properties OP, LP, a subsidiary and the operating partnership of RS (“RSOP” and together with RS, the “RS Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). As described in greater detail below, the merger is a stock-for-stock and unit-for-unit transaction whereby RS will be merged with and into Merger Sub and RSOP will be merged with and into CROP.

If the closing conditions are met or waived, the merger will result in the CCI Parties acquiring the 11-property, 3,565-unit portfolio of multifamily assets of the RS Parties, such that the CCI Parties will own 48 multifamily communities, consisting of 11,037 units spread across 13 states. In connection with the merger, the CCI Parties will also acquire third-party property management contracts on seven additional properties totaling 1,353 units. The combined company after the merger will retain the name “Cottonwood Communities, Inc.”

The Merger

Subject to the terms and conditions of the Merger Agreement, (i) RS will merge with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of CCI (the “Company Merger”) and (ii) RSOP will merge with and into CROP, with CROP surviving (the “Partnership Merger” and, together with the Company Merger, the “Merger”). At such time, the separate existence of RS and RSOP will cease.

At the effective time of the Company Merger, each issued and outstanding share of RS common stock, $0.01 par value per share (the “RS Common Stock”), that is not cancelled and retired under the Merger Agreement will be converted into the right to receive 0.8893 shares of CCI Class I common stock, $0.01 par value per share (the “CCI Common Stock”), subject to adjustment as described below. At the effective time of the Partnership Merger, each issued and outstanding common unit of limited partnership interests in RSOP (“RSOP Partnership Unit”) that is not cancelled and retired under the Merger Agreement will be converted into the right to receive 0.8893 common units of limited partnership interest in CROP (“CROP Common Units”), subject to adjustments as described below.

The Merger Agreement contains customary covenants, including covenants prohibiting the RS Parties and their representatives from soliciting or providing information or entering discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions. The Merger Agreement provides that prior to the approval by the RS stockholders of the Merger (the “RS Stockholder Approval”), the RS board of directors may, in certain circumstances, (1) effect an Adverse Recommendation Change (as defined in the Merger Agreement) and/or (2) enter into an Alternative Acquisition Agreement (as such term is defined in the Merger Agreement) relating to or implementing a Superior Proposal (as such term is defined in the Merger Agreement) and terminate the Merger Agreement, subject to complying with certain conditions set forth in the Merger Agreement.

The Merger Agreement may be terminated under certain circumstances, including by either CCI or RS if the Merger has not been consummated on or before 11:59 p.m. New York City time on November 25, 2025 (the “Outside Date”), or if there is any final, non-appealable order issued by a governmental authority of competent jurisdiction that permanently restrains or otherwise prohibits the transactions contemplated by the Merger Agreement.

RS may terminate the Merger Agreement (i) if the CCI Parties have materially breached any of their representations or warranties or failed to perform or comply with any of their obligations, covenants or agreements set forth in the Merger Agreement, which breach or failure to perform or comply cannot be cured or, if capable of cure, has not been cured by the earlier of 20 days following written notice thereof from RS to CCI and two business days before the Outside Date, or (ii) at any time prior to obtaining the RS Stockholder Approval, to permit RS to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal. CCI may terminate the Merger Agreement (x) if the RS Parties have materially breached any of their representations or warranties or failed to perform or comply with any of their obligations, covenants or agreements set forth in the Merger Agreement, which breach or failure to perform or comply cannot be cured or, if capable of cure, has not been cured by the earlier of 20 days following written notice thereof from CCI to RS and two business days before the Outside Date, (y) if, at any time prior to obtaining the RS Stockholder Approval, the RS board of directors has made an Adverse Recommendation Change or RS has breached or failed to comply in any material respect with any of the non-solicitation provisions of the Merger Agreement or (z) if the holders of a majority of the outstanding RSOP Partnership Units (excluding those held by RS or any of its affiliates) shall not have approved the Partnership Merger and the Pre-Merger Transactions (the “RSOP Limited Partner Approval”).

If the Merger Agreement is terminated in certain circumstances, including, among others, RS’s acceptance of a Superior Proposal or the RS board of directors making an Adverse Recommendation Change, then RS must pay to CCI a termination fee equal to $7,950,000. The termination fee is also payable by RS if the Merger Agreement is terminated for certain reasons after a competing Acquisition Proposal (as defined in the Merger Agreement) has become known and within 12 months of the termination RS enters into an acquisition agreement that is later consummated.

The Merger Agreement contains certain representations and warranties made by the parties thereto. The representations and warranties of the parties contained in the Merger Agreement are subject to certain important qualifications and limitations set forth in confidential disclosure letters delivered by the CCI Parties and the RS Parties. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to investors. Subject to certain exceptions set forth in the Merger Agreement, the parties have agreed to limits on the conduct of their businesses between the signing of the Merger Agreement and the closing of the Merger.

The obligation of each party to consummate the Merger is subject to a number of conditions, including receipt by RS of the RS Stockholder Approval, delivery of certain documents (including legal opinions and third-party consents), the truth and correctness of the representations and warranties of the parties (subject to the materiality standards contained in the Merger Agreement) and the absence of certain material adverse effects with respect to either the CCI Parties or the RS Parties. In addition, the CCI Parties do not have to consummate the Merger if the RSOP Limited Partner Approval is not obtained, the Pre-Merger Transactions have not been completed, or if there are more than 35 unaccredited investors among the RS stockholders or more than 35 unaccredited investors among the RSOP limited partners. The limitation on unaccredited investors is a closing condition because the CCI Parties intend to issue the merger consideration to the securityholders of the RS Parties without registration under the Securities Act of 1933 in reliance on Rule 506(b) of Regulation D or another exemption from such registration requirements; as a result, the securities issuable in the Merger, when issued, will be subject to certain restrictions on transfer in order to comply with securities laws.

The Company Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended. The Partnership Merger is intended to be treated as an “assets-over merger” within the meaning of Section 1.708-1(c)(3)(i) of the Treasury Regulations, with CROP treated as the “resulting partnership” for purposes of Section 1.708-1(c) of the Treasury Regulations.

As referenced above, the exchange ratio is subject to adjustment. The adjustments material to CCI are summarized below. (Readers should review the Merger Agreement attached for a complete description of these and other adjustments.)

•

Until the second anniversary of the Merger, the CCI Parties have the right to initiate a reduction to the exchange ratio in respect of potential losses that are discovered after the Merger arising under environmental laws and regulations that are attributable to the ownership or operation of the properties of the RS Parties before the Merger (irrespective of whether the matter giving rise to such losses was disclosed by RS in the Merger Agreement). Until the first anniversary of the Merger, the CCI Parties have the right to initiate a reduction to the exchange ratio in respect of potential losses (other than potential losses arising under environmental laws and regulations that are attributable to the ownership or operation of the properties of the RS Parties before the Merger) that are discovered after the Merger arising from (1) the inaccuracy or breach by the RS Parties of any representation or warranty of the RS Parties contained in the Merger Agreement, (2) the breach of any agreement or covenant of the RS Parties contained in the Merger Agreement, and (3) except for certain excluded claims, any claim relating to transactions contemplated by the Merger Agreement brought by a securityholder of the RS Parties against the RS Parties, any of their affiliates or any of their respective officers or directors who held such positions at or prior to the Merger. The adjustments for the losses described in this bullet (the “CCI Merger Agreement Losses”) are subject to “tipping baskets” and, combined with all losses under the indemnification provisions of the Internalization Agreement described under “The Pre-Merger Transactions” below, are capped at $30 million in the aggregate.

•

Until the first anniversary of the Merger, the RS Parties have the right to initiate an adjustment to the exchange ratio in respect of potential losses that are discovered after the Merger arising from (1) the inaccuracy or breach by the CCI Parties of any representation or warranty of the CCI Parties contained in the Merger Agreement, or (2) the breach by the CCI Parties of any agreement or covenant of the CCI Parties contained in the Merger Agreement, subject to a cap of $20 million and a “tipping basket.”

•	Although there is a limited period by which CCI and RS must initiate these adjustments, once timely initiated, the adjustment can occur any time thereafter once the amount has been determined.

In addition, the Merger Agreement contains provisions adjusting the exchange ratio (i) for Transaction Expenses (as defined in the Merger Agreement) incurred by the RS Parties to the extent they exceed $4,675,000, (ii) for the costs incurred by CCI within 12 months after the closing of the Merger to obtain certificates of occupancy (or a certificate of occupancy exception notice) for certain properties acquired in the Merger and (ii) in connection with the sale by CCI of a parcel of land to be acquired in the Merger, which adjustments are not expected to be material to CCI.

Any adjustment to the exchange ratio issuable to the securityholders of the RS Parties will be by means of appropriate changes to the books and records of the CCI Parties with respect to the number of securities held by the securityholders of the RS Parties. Until the terms and procedures described above have expired or been finalized, all transferees of securities issued in the Merger will be subject to a potential adjustment to the exchange ratio.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide stockholders with information regarding its terms and is not intended to provide any information about the RS Parties or the CCI Parties. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement, and are not intended as statements of fact to be relied upon by the securityholders of the RS Parties, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate. Statements made in the Merger Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the RS Parties or the CCI Parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in CCI’s public disclosures. CCI acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

The Pre-Merger Transactions

Contemporaneously with signing the Merger Agreement, the RS Parties entered into an Internalization Agreement pursuant to which RSOP will acquire all of the equity interest in RealSource Properties Advisor, LLC, which is the external advisor to the RS Parties (“RS Advisor”), RS Properties Management, LLC, which provides property management services to properties owned by subsidiaries of RSOP (“RS Property Manager”), and RealSource Management LLC, which provides personnel to RS Advisor and RS Property Manager and property management services to properties owned by subsidiaries of RSOP as well as seven properties held by third parties (“RSM” and together with RS Advisor and RS Property Manager, the “Contributed Entities”). The Internalization Agreement also provides for (i) the termination of the Advisory Agreement between RS Advisor and the RS Parties (the “RS Advisory Agreement”), (ii) the waiver of the right of RS Advisor, as holder of a special limited partnership interest in RSOP, to require RSOP to purchase such special limited partnership interest in connection with the termination of the RS Advisory Agreement and (iii) a waiver of RS Advisor’s right under the RS Advisory Agreement to receive disposition fees in connection with the Merger. The transactions to be effected pursuant to the Internalization Agreement are referred to in the Merger Agreement and herein as the “Pre-Merger Transactions” and will occur contemporaneously with the closing of the Merger. The total consideration under the Internalization Agreement is 2,142,135.1721 common units of RSOP, which units will be converted into CROP common units in the Merger as described above.

The Internalization Agreement contains customary covenants, representations, warranties and closing conditions. The Contributed Entities have agreed to limits on the conduct of their businesses between the signing and closing of the Internalization Agreement. Generally, transactions that are not in the ordinary course of business require the consent of (i) a majority of the disinterested directors of the board of RS and (ii) the CCI Parties, which are intended third-party beneficiaries of certain provisions of the Internalization Agreement.

The owners of each Contributed Entity (such owners, the “Contributors”) have agreed to indemnify the RS Parties for losses arising out of a breach of a representation, warranty or covenant of such Contributor or its Contributed Entity. These indemnification obligations are several and not joint. Any claim for indemnification must be asserted within 12 months of the closing of the Pre-Merger Transactions. These indemnification obligations, combined with the CCI Merger Agreement Losses that have been recovered by means of the exchange ratio adjustments described above under “The Merger,” are capped at an aggregate of $30 million and subject to a “tipping basket.” The liability of any Contributor is also capped by the value received by such Contributor in connection with and as of the closing of the Pre-Merger Transactions. Before any indemnification is obligated under the Internalization Agreement, the RS Parties (which upon closing of the Merger will have merged into the CCI Parties) must pursue all available proceeds under applicable insurance policies, which proceeds will reduce dollar-for-dollar the amount recoverable.

Item 7.01.	Regulation FD Disclosure

A press release and an investor presentation containing certain information related to the Merger are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, and are incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1 and Exhibit 99.2 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Events

In connection with the closing of the Merger, CCI’s advisor intends to reduce its management fee from 1.5% of net asset value (“NAV”) to 1.25% of NAV, and executive officers of CCI intend to make an aggregate investment of $3.0 million in CCI divided equally between the CCI Common Stock and Series A convertible preferred stock. Additionally, the CCI board of directors intends to implement a phased adjustment to CCI’s annualized distribution rate on all classes of its common stock from $0.73 per share to $0.68 per share over the course of the next several months, beginning with the July 31st record date for distributions, to align with the anticipated closing date of the Merger. With respect to these intentions, as well as other forward-looking statements in this Current Report on Form 8-K, see “Forward-Looking Statements” below for important factors that could cause actual results to differ materially from those in the forward-looking statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated June 25, 2025, by and among CCI, Merger Sub, CROP, RS, and RSOP

99.1	Press Release

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed Merger, the CCI Parties will prepare and distribute a private placement memorandum (“PPM”) that will include a consent solicitation of the RS Parties (the “RS Solicitation Materials”). The PPM and RS Solicitation Materials will be provided to the securityholders of the RS Parties and will contain important information about the Merger and related matters. This communication is not a substitute for the PPM and the RS Solicitation Materials or any other documents that will be made available to the securityholders of the RS Parties. SECURITYHOLDERS OF THE RS PARTIES ARE URGED TO READ THE PPM AND THE RS SOLICITATION MATERIALS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS MADE AVAILABLE BY THE RS PARTIES OR THE CCI PARTIES CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CCI PARTIES, THE RS PARTIES AND THE PROPOSED MERGER.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements regarding the proposed Merger and the timing of the proposed Merger, plans to reduce the management fee payable to CCI’s advisor, expected investment in CCI by its executive officers, and a reduction in the annualized distribution rate declared by the board of directors of CCI, which, among other statements, constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements, which are based on management’s current expectations and beliefs describe future plans, strategies and expectations of the CCI Parties and are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. These statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; no assurance can be given that these expectations will be attained. Factors that could cause actual results to differ materially from these expectations include, but are not limited to: (i) the risk that the proposed Merger will not be consummated within the expected time period or at all, (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (iii) the inability to obtain the approval of the RS Parties’ securityholders or the failure to satisfy the other conditions to closing of the Merger, (iv) risks related to disruption of management’s attention from the ongoing business operations due to the Merger, (v) unanticipated difficulties or expenditures relating to the Merger, (vi) adjustments to the merger consideration prior to or after the closing of the Merger as described in the Merger Agreement, (vii) availability of suitable investment opportunities, (viii) changes affecting the real estate industry and changes in financial markets and interest rates, (ix) changes in market demand for rental apartment homes and pricing pressures that could limit the ability to lease units or increase rents or that could lead to declines in occupancy and rent levels, (x) the availability and terms of financing, (xi) general economic conditions, (xii) legislative and regulatory changes that could adversely affect the business of the CCI Parties, and (xiii) other risks and factors, including those set forth in the “Risk Factors” section of CCI’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The CCI Parties undertake no obligation to update or revise any forward-looking statements for revisions or changes after the date of this communication, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

Dated: June 26, 2025	By:	/s/ Enzio Cassinis
Enzio Cassinis
President